Q3 2026 Financial Results Conference Call October 28, 2026

Disclaimer & Cautionary Statements This presentation and our earnings call includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • Growing expansion outside of the U.S.; • Our growth expectations in 2026 and beyond, including our growth in surgery, increased funding in targeted research and expanded product portfolio; • Expected results of research and development, including that our efforts will innovate and diversify our product portfolio; • Placental-derived products and their potential clinical benefits; • EPIEFFECT® and CHORIOFIX randomized controlled trial enrollment; • Expectations regarding the reimbursement environment for the Company’s products, including Medicare Spending; • Expectations regarding HELIOGEN®, AMNIOFIX®, AMNIOEFFECT®, as well as Hydrelix, NovaForm®, and G4Derm® Plus driving Surgical growth; • Our expectations that we will continue to advocate for Medicare spending reform; • Exposure to tariffs and the anticipation that they will not impact the Company’s results; • Our 2026 full-year net sales outlook, our expectation that fourth-quarter 2026 Adjusted EBITDA will increase sequentially, our long-term net sales growth and Adjusted EBITDA margin targets, our long-term non-GAAP effective tax rate, and top- line growth post reform in Medicare spending; • Our ability to manage Private Office and Wound Care Center/Hospital Outpatient dynamics, including adjusting our strategy to remain competitive; • The proposed acquisition of Sanara MedTech Inc. (“Sanara”), including the expected timing and completion of the transaction; the FTC’s review, including the Second Request, and the expiration or termination of the HSR waiting period; the Hayfin debt financing commitment and related ticking fee; the expected revenue, cost synergies, Adjusted EBITDA margin, free cash flow and net leverage of the combined company; and integration planning; and • The Company’s long-term strategy and goals for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth and profitability Additional forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations. Forward- looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • Future sales are uncertain and are affected by competition, access to customers, patient access to hospitals and healthcare providers, the reimbursement environment and many other factors; • The future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • The process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; • Risks relating to the proposed Sanara acquisition, its financing and our existing credit facility, including but not limited to the timing of closing, the outcome and timing of the FTC review and Second Request process, the risk that financing under the Hayfin commitment is not available when needed, the impact of ticking fees or termination fees, integration risks, the possibility that expected synergies are not realized as expected, and the possibility that the transaction is delayed or not completed. The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this presentation and the Company assumes no obligation to update any forward-looking statement. | 2 |

Disclaimer No Offer or Solicitation This presentation does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Important Information and Where to Find It In connection with the proposed transaction, MiMedx filed with the SEC a registration statement on Form S-4 that includes a proxy statement of Sanara and that also constitutes a prospectus of MiMedx. Each of MiMedx and Sanara may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the prospectus or registration statement or any other document that MiMedx or Sanara may file with the SEC. The final prospectus has been mailed to stockholders of Sanara. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and prospectus) and other documents containing important information about MiMedx, Sanara and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by MiMedx will be available free of charge on MiMedx’s website at https://investors.mimedx.com/. Participants in the Solicitation Sanara MedTech, the Company and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Sanara’s stockholders in connection with the Transactions. Information regarding the executive officers and directors of the Company is included in its Proxy Statement filed with the SEC on April 29, 2026. Information regarding the executive officers and directors of Sanara MedTech is included in its Proxy Statement filed with the SEC on April 17, 2026. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and other materials when they are filed with the SEC in connection with the Transactions. Free copies of these documents may be obtained as described in the paragraphs above. | 3 |

Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA and related margins, Free Cash Flow, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Net Income, Adjusted SG&A, Adjusted R&D and Adjusted Earnings Per Share. These measures are not prepared in accordance with GAAP, should be considered in addition to, and not as a substitute for the most directly comparable GAAP measures, and may not be comparable to similarly titled measures of other companies. Reconciliations of historical non-GAAP measures to the most directly comparable GAAP measures are included in the Appendix and in our earnings release dated October 28, 2026. We have not provided a reconciliation of forward-looking Adjusted EBITDA (including expected fourth-quarter 2026 Adjusted EBITDA), long-term and combined-company Adjusted EBITDA margin targets, or forward-looking net leverage to the most directly comparable GAAP measures because we are unable to do so without unreasonable efforts. We cannot predict with reasonable certainty the timing or amount of items excluded from these measures, such as acquisition and transaction-related costs relating to the proposed Sanara acquisition, strategic legal and regulatory expenses, reorganization expenses, share-based compensation and income tax effects, which could be material to our GAAP results. | 4 |

Opening Remarks Joseph H. Capper, Chief Executive Officer | 5 |

Highlights Q3 2026 | 6 |

Sanara Transaction Undergoing Additional FTC Review | 7 | Committed to the deal We remain fully committed to the Sanara combination. We’ll cooperate fully with the FTC to find a resolution as expeditiously as possible, and our strategic and financial rationale for the deal is unchanged. Ready for Day 1 We have been carefully preparing for the closing of this transaction and the execution of our integration plans – and we will be ready for Day 1 once the review is complete. Focused on two priorities In the meantime, both companies are focused on two points: satisfying the regulators’ review and protecting commercial momentum.

Q3:26 Operating & Financial Highlights

Net Sales

$62MM

Surgical Net Sales

+9%

vs. Q3:25

Mid-teens % volume growth

Wound Care Centers

Upper single-digit % volume growth vs. Q2:26

GAAP Gross Margin

80%

+11 percentage points vs. Q2:26

Adj. EBITDA[1]

$2MM

+$10MM vs. Q2:26

GAAP Net Loss

($9MM)

+$6MM vs. Q2:26

Business Highlights

AXIOFILL® ECM PARTICULATE

Favorable court ruling in FDA litigation; remands regulatory classification decision back to FDA

Patent Settlement & License Agreement

Announced settlement and license agreement with a competitor Wound Care company, resolving a patent infringement allegations involving MIMEDX's IP portfolio

MIMEDX to receive a total of **$25 million** in five equal installments of $5 million annually

MIMEDX

1) Adjusted EBITDA is a non-GAAP financial measure. See the Appendix for a reconciliation to the nearest GAAP measure.

| 8 |

Strategic Priorities Focus on Product Innovation & Market Opportunities | 9 | 01 Continuing to innovate and diversify our portfolio across product platforms 02 Driving higher growth in surgical markets

Surgical Franchise Continues to Post Solid Growth

Surgical volume growth

+Mid-teens %

Across numerous products in our Surgical portfolio

$40MM Surgical net sales

64% of Q3:26 total net sales

Particulate portfolio momentum continues

Strong performance, led by HELIOGEN

B-to-B placental tissue processing

~$1 million of sales in Q3:25; did not recur in Q3:26

Growth despite a softer market: Q3 US surgical volumes stayed soft with no rebound from 1H. Pressure is concentrated in elective, price-sensitive procedures; non-elective specialties, like cardiac and electrophysiology remain healthy.

MIMEDX

| 10 |

Favorable Federal Court Ruling in FDA Litigation for AXIOFILL® | 11 | 1 The Court vacated FDA’s determination that AXIOFILL is not a Section 361 HCT/P because it is more than minimally manipulated. 2 The Court vacated FDA’s determination that AXIOFILL should be classified as a biological product rather than a medical device. 3 The Court remanded both matters to FDA for further consideration.

Wound Care in 2026: Wound Care Center Growth & Overall Consolidation | 12 | Significant reduction in Medicare spend Market consolidation trending back to products with clinical evidence. Audit and claw back activity on the rise. Patient volume slowly migrating from mobile wound practices Mobile practices are exiting the marketplace; patients are moving back to HOPD & Wound Care Centers. MIMEDX Wound Care Center volumes up Q3:26 Wound volumes up sequentially and year-over-year in Wound Care Centers. Proposed CY2027 PFS/OPPS keeping flat-rate framework Status quo expected vs. 2026 upheaval.

Company’s First Two 510(k) Submissions in Review | 13 | The 510(k) designation is an important step to unlock new markets, applications, coverage and claims that we expect will grow our presence in the operating room. Antimicrobial Xenograft ECM Particulate

Protecting IP Portfolio In and Out of Court | 14 | Settlement announced today $25M Paid in five equal annual installments of $5M Settlement and license agreement with a wound care competitor resolves patent infringement allegations involving the MIMEDX IP portfolio Other recent wins in active litigation Favorable claims construction Both active cases are past claims construction, with rulings favorable to our arguments Patents reaffirmed by the PTO A defendant’s ex parte re-examination failed; the PTO again affirmed the validity of the patents we are asserting We continue to aggressively protect our patent portfolio.

Financial Results Doug Rice, Chief Financial Officer | 15 |

Q3:26 Net Sales Summary | 16 | UPDATE Net Sales $62MM Net sales by quarter, $MM Net sales by segment Surgical $40MM Wound $22MM $59MM $64MM $62MM Q1:26 Q2:26 Q3:26 64% of total 36% of total

Q3:26 Surgical Net Sales | 17 | UPDATE Surgical $40MM Highlights • Mid teens Surgical volume growth in Q3:26 • Strong double-digit growth in AMNIOFIX® and AMNIOEFFECT® • Continued growth in Particulate portfolio, led by HELIOGEN • Ramping contributions from G4Derm® Plus Surgical net sales by quarter, $MM $28MM $40MM Q1:24 Q2:24 Q3:24 Q4:24 Q1:25 Q2:25 Q3:25 Q4:25 Q1:26 Q2:26 Q3:26 64% of net sales

Q3:26 Wound Net Sales | 18 | UPDATE Wound $22MM 36% of net sales Highlights • Continued market disruption from the January 1, 2026 Medicare reimbursement reset • 7% sequential growth and over 20% year-over-year growth in Wound Care Center volumes

Q3:26 P&L Summary 1) Adj. EBITDA, Adj. Net Income and related margins are non-GAAP financial measures. See the Appendix for a reconciliation to the nearest GAAP measure. | 19 | $17 $23 $35 ($9) ($1) $2 $95 $54 $15 $4 $50 $40 $19 $3 Adj. EBITDA & Margin1GAAP Net Income & Margin R&D 47% 64% 3% 4% 15% (14%) 31% 3% Adj. Net Income & Margin1 20% (1%) Gross Profit & Margin 84% 80% G&A 13% 30% UPDATE S&MGross Margin & OPEX • Gross Margin: rebounded sequentially as cost reduction initiatives coupled with manufacturing efficiencies • OPEX: lower driven by the recent cost reduction initiative and lower commission from lower sales. Net Income & Adj. EBITDA • Wound-related headwinds continue to pressure results, but Surgical growth and cost reduction initiative enabled a return to positive adjusted EBITDA in Q3:26 Q3:25 Q3:26 $ Millions

Strong Balance Sheet Despite Market Turbulence | 20 | Net Cash Balance Over $100MM For 6 Consecutive Quarters ($ Millions) $100MM $124MM $148MM $142MM $119MM $121MM Q2:25 Q3:25 Q4:25 Q1:26 Q2:26 Q3:26 Net cash, Q3:26 $121MM +$2MM vs. Q2:26 • Above $100MM for 6 consecutive quarters • Up $21MM since Q2:25 • Does not include recently announced IP settlement

Sanara Debt Financing | 21 | Committed financing $300MM First-lien senior secured term loan Six-year term Interest initially at Term SOFR plus 6.25% Tied to closing Commitment is contingent on the acquisition closing Funds cash consideration Together with cash on hand, proceeds fund the cash portion of the transaction Modest ticking fee Accrual began earlier this month; due at closing when the loan funds

2026 Outlook *2026 Outlook provided as of October 28, 2026. Actual results may differ. | 22 | 2026 Net Sales* $250–260MM Q4:26 Adj. EBITDA* Up Sequentially vs. Q3:26

Closing Remarks, Q&A | 23 |

THANK YOU MIMEDX 1775 West Oak Commons Ct. Marietta, GA 30062 888.543.1917 | 770.651.9100 | 24 |

Appendix | 25 |

Adjusted EBITDA - QTD | 26 | Amounts (in millions) for the three months ended September 30, 2026 2025 Net income - GAAP $ (8.7) $ 16.7 Strategic legal and regulatory expenses 5.7 2.5 Acquisition and other transaction-related costs 3.3 0.2 Stock-based compensation expense 3.2 4.9 Amortization of intangible assets 1.1 4.7 Depreciation expense 0.4 0.6 Strategic software implementation costs 0.3 — Interest (income) expense, net (0.8) (0.8) Income tax provision (2.4) 6.1 Adjusted EBITDA $ 2.1 $ 35.0 Adjusted EBITDA margin 3.3% 30.7%

Adjusted EBITDA - YTD | 27 | Amounts (in millions) for the nine months ended September 30, 2026 2025 Net income - GAAP $ (34.4) $ 33.4 Strategic legal and regulatory expenses 14.1 6.7 Reorganization expenses 3.8 0.8 Acquisition and other transaction-related costs 3.4 0.8 Amortization of intangible assets 3.3 10.0 Stock-based compensation expense 2.4 13.9 Depreciation expense 1.3 1.7 Strategic software implementation costs 0.6 — Interest expense, net (2.4) (2.0) Income tax provision (9.8) 11.1 Adjusted EBITDA $ (17.6) $ 76.3 Adjusted EBITDA margin (9.5)% 25.4%

Adjusted Net Income and Adjusted EPS - QTD | 28 | Amounts (in millions) for the three months ended September 30, 2026 2025 Net income - GAAP $ (8.7) $ 16.7 Strategic legal & regulatory expenses 5.7 2.5 Acquisition and other transaction-related costs 3.3 0.2 Amortization of acquired intangible assets 0.8 4.6 Strategic software implementation costs 0.3 — Adjustment for income taxes (2.1) (1.4) Adjusted net income $ (0.7) $ 22.6 Weighted average common shares outstanding - adjusted (in millions) 145.9 149.7 Adjusted EPS $ (0.01) $ 0.15

Adjusted Net Income and Adjusted EPS - YTD | 29 | Amounts (in millions) for the nine months ended September 30, 2026 2025 Net income - GAAP $ (34.4) $ 33.4 Strategic legal & regulatory expenses 14.1 6.7 Reorganization expenses 3.8 0.8 Acquisition and other transaction-related costs 3.4 0.8 Amortization of acquired intangible assets 2.5 9.7 Strategic software implementation costs 0.6 — Adjustment for income taxes (4.9) (4.5) Adjusted net income $ (14.8) $ 46.8 Weighted average common shares outstanding - adjusted (in millions) 147.4 149.6 Adjusted EPS $ (0.10) $ 0.31